                                                                    EXHIBIT 10.1

                                PROMISSORY NOTE
                                ---------------



$120,000.00                                               DATED: March 27, 1998



     FOR VALUE RECEIVED, INCO HOMES CORPORATION, A Delaware Corporation hereby promises to pay to USA COMMERCIAL MORTGAGE COMPANY, A Nevada Corporation or its order, ONE HUNDRED TWENTY THOUSAND DOLLARS ($120,000.00).


     Interest will begin accruing at Twenty percent (20%) per annum.


     Payments shall be made in lawful money of the United States of America as follows:


     The note shall mature One-Hundred Twenty (120) days from the date of this note.

     Interest will accrue on a daily basis and be compounded monthly. All due and payable upon maturity.


     Prepayment may be made without penalty.


     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.


     This note is secured by (a) the Deed of Trust executed by Borrower, as Trustor, in favor of Lender, as Beneficiary, covering certain real property located in the County of Riverside, the State of California, and (b) all other existing and future security documents.


     Borrower agrees that if the Mortgaged Property or any part thereof or any interest therein, shall be sold, assigned, transferred, conveyed, pledged, mortgaged or encumbered with financing other than that secured hereby or otherwise alienated by Borrower whether voluntarily or involuntarily or by operation of law, except as shall be specifically hereinafter permitted or without the prior written consent of Lender, then Lender, at its option, may declare this Note, and all other obligations hereunder to be forthwith due and payable.


     In any action or proceeding brought by the holder hereof to recover any part or all of the principal sum and/or interest thereunder, there shall be included as an item of damages which the holder hereof shall be entitled to recover, a reasonable attorney's fee incurred by reason of such action or proceeding.


     This Note is made in the City of Las Vegas in the State of Nevada and shall be governed by the Laws of Nevada.



                                                /s/  David A. Fogg
                                                ----------------------
                                                David A. Fogg, CFO
                                                INCO Homes Corporation,
                                                A Delaware Corporation